THIRD AMENDMENT AND MODIFICATION AGREEMENT

by and among

MISTRAS GROUP, INC.,
as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent, a Lender and L/C Issuer,

JPMORGAN CHASE BANK, N.A.,
as a Lender
and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and
J.P. MORGAN SECURITIES LLC,
as
Joint Lead Arrangers and Joint Bookrunners

and

KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent

Dated October ___, 2104

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THIRD AMENDMENT AND MODIFICATION AGREEMENT

THIS THIRD AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this “Third Amendment”) is made this ______ day of October, 2014, by and among

MISTRAS GROUP, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 195 Clarksville Road, Princeton Junction, New Jersey 08550 (hereinafter referred to as the “Borrower”),

AND

VIRTUAL MEDIA INTEGRATION, LTD., formerly known as “SJVMI Acquisition Corp.”, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having an address of 195 Clarksville Road, Princeton, New Jersey 08540 (hereinafter referred to as “VMI”),

AND

QUALITY SERVICES LABORATORIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having an address of 195 Clarksville Road, Princeton, New Jersey 08540 (hereinafter referred to as “QSL”, and hereinafter VMI and QSL shall be collectively referred to as the “Guarantors”),

AND

BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as a Lender, the letter of credit issuer and the swing line lender (hereinafter referred to as “Bank of America”),

AND

JPMORGAN CHASE BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 695 Route 46 West, Suite 101, Fairfield, New Jersey 07004, in its capacity as a lender hereunder (hereinafter referred to as “JPMorgan”),

AND

THOSE OTHER LENDERS SIGNATORY HERETO (hereinafter said lenders, together with Bank of America and JPMorgan, shall be sometimes individually referred to as a “Lender” and collectively referred to as the “Lenders”),

AND

BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as administrative agent for the Lenders (hereinafter referred to as the “Administrative Agent”).

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W I T N E S S E T H :

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Third Amended and Restated Credit Agreement dated December 21, 2011, executed by and among the Borrower, as borrower, Bank of America, as a Lender, JPMorgan, as a Lender, KeyBank, N.A. (hereinafter referred to as “KeyBank”), as a Lender, TD Bank, N.A. (hereinafter referred to as “TD Bank”), as a Lender, Bank of America, as letter of credit issuer, and the Administrative Agent, as administrative agent (hereinafter referred to as the “Original Credit Agreement”), the Lenders made available to the Borrower a five (5) year senior secured amended and restated revolving credit facility in the aggregate maximum principal amount of up to US$125,000,000.00, such aggregate maximum principal amount increasing up to US$150,000,000.00 under certain circumstances more particularly set forth in the Credit Agreement (hereinafter referred to as the “Original Credit Facility”), which Original Credit Facility includes (i) a US$10,000,000.00 sublimit for the issuance of standby and commercial letters of credit and (ii) a US$30,000,000.00 sublimit for multicurrency borrowings in readily available and freely transferable and convertible currencies, including, but not limited to, Euros, Pounds Sterling, Canadian Dollars, and Japanese Yen, all to be made available to the Borrower for working capital and other lawful corporate purposes; and

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Third Amended and Restated Guaranty Agreement dated December 21, 2011 executed by VMI, as guarantor, in favor of the Administrative Agent, for the benefit of the Lenders (hereinafter referred to as the “Full Guaranty”), VMI guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Original Credit Agreement and the other “Loan Documents” (as such term is defined in the Original Credit Agreement) (hereinafter collectively referred to as the “Original Loan Documents”); and

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Non-Recourse Guaranty Agreement dated December 21, 2011 executed by QSL, as guarantor, in favor of the Administrative Agent, for the benefit of the Lenders (hereinafter referred to as the “Non-Recourse Guaranty”, and hereinafter the Full Guaranty and the Non-Recourse Guaranty shall be collectively referred to as the “Guaranties” and individually referred to as a “Guaranty”), QSL guarantied, on a non-recourse basis, the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Original Credit Agreement and the other Original Loan Documents; and

WHEREAS, pursuant to that certain letter agreement dated March 13, 2012 executed by and among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (hereinafter referred to as the “First Amendment”), the Borrower, the Guarantors, the Lenders, and the Administrative Agent agreed to amend and modify the terms, conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the First Amendment; and

WHEREAS, pursuant to that certain letter agreement dated March 8, 2013 executed by and among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (hereinafter referred to as the “Second Amendment”), the Borrower, the Guarantors, the Lenders, and the Administrative Agent agreed to further amend and modify the terms, conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the Second Amendment; and

WHEREAS, effective as of October 15, 2014, the Borrower exercised its option pursuant to the terms, conditions, and provisions of Section 2.13 of the Credit Agreement to increase the Commitments in the aggregate amount of US$15,000,000.00, thereby increasing the current Aggregate Commitments to US$140,000,000.00; and

WHEREAS, the parties hereto have agreed to further amend and modify the terms, conditions, and provisions of the Original Credit Agreement, as amended and modified up through the Second Amendment

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(hereinafter referred to as the “Credit Agreement”) and the other Original Loan Documents, in each case as amended and modified up through and including the Second Amendment (hereinafter collectively referred to as the “Loan Documents”), pursuant to the terms, conditions, and provisions of this Third Amendment for the purposes more fully set forth and described herein; and

WHEREAS, defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby promise, covenant, and agree as follows:

1.    Increase in Commitments and Applicable Percentages; Amendment of Maximum Amount of Credit Facility. The aggregate maximum principal amount of the Original Credit Facility, as amended and modified up through and including the Second Amendment (hereinafter referred to as the “Credit Facility”) is hereby increased to an aggregate maximum principal amount of US$175,000,000.00 and, as a result and to give effect to such increase, the Commitments and Applicable Percentages set forth and contained on the existing Schedule 2.01 of the Credit Agreement are hereby deleted in their entirety and the Commitments and Applicable Percentages set forth on Schedule 1 attached hereto are hereby inserted in their place and stead. In furtherance of the foregoing, all references in the Credit Agreement and each of the other Loan Documents to the aggregate maximum principal amount of the Credit Facility shall be deemed to refer to such aggregate maximum principal amount in the increased amount of US$175,000,000.00.

2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended and modified as follows:

(i)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Administrative Agent Fee Letter” in its entirety and inserting the following new definition of “Administrative Agent Fee Letter” in its place and stead:

“Administrative Agent Fee Letter” means, collectively, (a) that certain letter agreement dated December 2, 2011, by and among the Borrower and the Lead Arranger and (b) that certain letter agreement dated October 1, 2014, by and among the Borrower and the Lead Arranger.

(ii)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the pricing grid in the existing definition of “Applicable Rate” and inserting the following new pricing grid in its place and stead:

Pricing Level	Funded Debt Leverage Ratio	LIBOR Margin	Base Rate Margin	Commitment Fee	SBLC Fee/ Comm’l L/C Fee
1	< 0.50:1	100.0 bps	-125.0 bps	20.0 bps	100.0 bps
2	> 0.50 but < 1.00:1	125.0 bps	-100.0 bps	20.0 bps	125.0 bps
3	> 1.00 but < 1.50:1	137.5 bps	-87.5 bps	25.0 bps	137.5 bps
4	> 1.50 but < 2.00:1	150.0 bps	-75.0 bps	30.0 bps	150.0 bps
5	> 2.00	175.0 bps	-37.5 bps	35.0 bps	175.0 bps

The Applicable Rate in effect from October ___, 2014 until receipt of the Compliance Certificate for the period ended November 30, 2014 shall be determined based upon Pricing Level 4.

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(iii)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Assignment and Assumption” in its entirety and inserting the following new definition of “Assignment and Assumption” in its place and stead:

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit “D” or any other form (including electronic documentation generated by use of MarkitClear or other electronic platform) approved by the Administrative Agent.

(iv)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Committed Loan Notice” in its entirety and inserting the following new definition of “Committed Loan Notice” in its place and stead:

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), substantially in the form of Exhibit “A” or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system which form, platform and system shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

(v)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Eurocurrency Rate” in its entirety and inserting the following new definition of “Eurocurrency Rate” in its place and stead:

“Eurocurrency Rate” means:
(a)    for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice and as applied by the Administrative Agent to other similar credit facilities; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent consistent with the provisions of this Agreement. In the event the Eurocurrency Rate as determined based upon the foregoing shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

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(vi)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Excluded Taxes” in its entirety and inserting the following new definition of “Excluded Taxes” in its place and stead:

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

(vii)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Guarantor” in its entirety and inserting the following new definition of “Guarantor” in its place and stead:

“Guarantor” means, individually and collectively, as the context may require, (a) Virtual Media Integration, Ltd., formerly known as “SJVMI Acquisition Corp.”, a Delaware corporation, (b) The Nacher Corporation, a Louisiana corporation, (c) any additional guarantors added pursuant to the terms, conditions, and provisions of Section 6.13 hereof, all on a joint and several basis, and (d) with respect to the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to Swap Obligations, the Borrower.
(viii)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Lending Office” in its entirety and inserting the following new definition of “Lending Office” in its place and stead:

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

(ix)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the reference in the definition of “Maturity Date” to the date of “December 20, 2016” and replacing it with “October _____, 2019”.

(x)    Section 1.01 of the Credit Agreement is hereby amended and modified by adding the following proviso to the end of the definition of “Obligations”: “; provided that the ‘Obligations’ shall exclude any Excluded Swap Obligations.”

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(xi)    Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Responsible Officer” in its entirety and inserting the following new definition of “Responsible Officer” in its place and stead:

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party, and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(xii)    Section 1.01 of the Credit Agreement is hereby amended and modified by adding the following new definitions:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.21 of this Agreement and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“FATCA” means Sections 1471 through 1474 of the Code, as of October ____, 2014 (or any amended or successor version that is substantively comparable and not materially more

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onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471 (b) (1) of the Code.

“LIBOR” has the meaning specified in the definition of Eurocurrency Rate.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which notice shall be substantially in the form of Exhibit “F” attached hereto or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system which form, platform and system shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000.00 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.21 of this Agreement).

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(xiii)    Section 2.02 of the Credit Agreement is hereby amended and modified by deleting the existing Section 2.02(a) in its entirety and inserting the following new Section 2.02(a) in its place and stead:

(a)    Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon Borrower’s irrevocable notice to Administrative Agent, which shall be given by a Committed Loan Notice. Each such Committed Loan Notice must be received by Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in U.S. Dollars or of any conversion of Eurocurrency Rate Loans denominated in U.S. Dollars to Base Rate Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $500,000.00 or a whole multiple of $100,000.00 in excess thereof. Except as provided in Section 2.03(c), each conversion to Base Rate Loans shall be in a principal amount of $500,000.00 or a whole multiple of $100,000.00 in excess thereof. Each Committed Loan Notice shall specify (A) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from

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one Type to the other, or a continuation of Eurocurrency Rate Loans, (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Committed Loans to be borrowed, converted or continued, (D) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (E) if applicable, the duration of the Interest Period with respect thereto, and (F) the currency of the Committed Loans to be borrowed. If the Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.

(xiv)    Section 2.05 of the Credit Agreement is hereby amended and modified by deleting the existing Section 2.05(a) in its entirety and inserting the following new Section 2.05(a) in its place and stead:

(a)    The Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $500,000.00 or a whole multiple of $100,000.00 in excess thereof; (iii) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of $500,000.00 or a whole multiple of $100,000.00 in excess thereof; and (iv) any prepayment of Base Rate Loans shall be in a principal amount of $500,000.00 or a whole multiple of $100,000.00 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

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(xv)    In Section 2.13(a) of the Credit Agreement, the existing reference to “$25,000,000.00” is hereby deleted in its entirety, and a new reference to “$50,000,000.00” is hereby inserted in its place and stead.

(xvi)    Section 3.01 of the Credit Agreement is hereby amended and modified by deleting the existing Section 3.01 in its entirety and inserting the following new Section 3.01 in its place and stead:

3.01    Taxes.
(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)    Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.
(ii)    If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)    If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iv)    For purposes of determining withholding Taxes imposed under FATCA from and after October _____, 2014, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Facility as not

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qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(b)    Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    Tax Indemnifications.
(i)    Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. The Borrower shall, and do hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 15 days after written demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.
(ii)    Each Lender and the L/C Issuer shall, and does hereby, severally (and not jointly) indemnify, and shall make payment in respect thereof within 10 days after written demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of such Loan Party to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to maintain a participant register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or the Loan Parties in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).
(d)    Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such

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payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.
(e)    Status of Lenders; Tax Documentation.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(I)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(II)    executed originals of IRS Form W-8ECI;
(III)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit “E-1” to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder”

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of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E; or
(IV)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit “E-2” or Exhibit “E-3”, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit “E-4” on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)    Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(f)    Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Loan Parties an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Loan Parties under this Section 3.01 with respect to the Taxes giving rise to such refund), net of

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all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to any Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.
(g)    Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
(xvii)    In Article V of the Credit Agreement, the following new Section 5.20 shall be added:

5.20    OFAC; Anti-Corruption Laws; Sanctions. None of the Borrower, any of its Subsidiaries, or, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity (other than another Subsidiary) that is, (i) currently the subject or target of any Sanctions or (ii) located, organized or resident in a Designated Jurisdiction; provided, however, if, after October ____, 2014, new or additional Sanctions are imposed which would render the foregoing representation and warranty false, such event shall not constitute a breach of such representation and warranty or an Event of Default under this Section 5.20 provided that the Borrower and its Subsidiaries are diligently taking all appropriate steps necessary to make such representation and warranty true and correct and such representation and warranty is true and correct within ninety (90) days following the imposition of such Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and, to the knowledge of the Borrower, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(xviii)    Sections 6.01 and 6.02 of the Credit Agreement are each hereby amended and modified by adding the following new sentence at the end of each said section:

Notwithstanding the foregoing provisions of this Section to the contrary, the Borrower shall not be obligated to provide to the Administrative Agent and the Lenders any financial statements, reports or other information required herein which has been filed with or furnished to the SEC and which is publicly available through the SEC’s electronic data gathering and retrieval system (“EDGAR”).

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(xix)    In Section 6.12(b) of the Credit Agreement, the existing reference to the maximum permitted Funded Debt Leverage Ratio of “3.00 -to- 1.0” is hereby deleted and a new maximum permitted Funded Debt Leverage Ratio of “3.25 -to- 1.0” is hereby inserted in its place and stead.

(xx)    In Article VII of the Credit Agreement, the following new Section 7.12 shall be added:

7.12    Anti-Corruption Laws; Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, (a) to fund (i) any activities of or business with any individual or entity or (ii) any activities or business in any Designated Jurisdiction, which individual, entity or Designated Jurisdiction, at the time of such funding, is the subject of Sanctions, or (b) in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Lead Arranger, Administrative Agent, L/C Issuer, or otherwise) of Sanctions, and/or directly or indirectly permit or allow any Credit Extension, use of proceeds hereunder or other transaction contemplated by this Agreement to violate any Anti-Corruption Law or applicable Sanctions; provided, however, if, after October ____, 2014, new or additional Sanctions are imposed which would cause the Borrower or its Subsidiaries to violate the foregoing covenant, the imposition of such Sanctions shall not constitute a violation of such covenant or an Event of Default under this Section 7.12 provided that the Borrower and its Subsidiaries (1) provide prompt written notice thereof to the Administrative Agent (copies of which notice the Administrative Agent shall provide promptly to the Lenders), which notice shall include a brief description of the cause for the violation and the Borrower’s proposed plan to correct such violation and (2) are diligently taking all appropriate steps necessary to correct such violation and such violation is corrected within ninety (90) days following the imposition of such Sanctions.

(xxi)    In Section 8.03 of the Credit Agreement, the following new sentence shall be added to the end of Section 8.03:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.03.

(xxii)    Section 10.17 of the Credit Agreement is hereby amended and modified by deleting the existing Section 10.17 in its entirety and inserting the following new Section 10.17 in its place and stead:

10.17    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary

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the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it and provided further, without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by a manually executed signature.

(xxiii)    In Article X of the Credit Agreement, the following new Section 10.21 shall be added:

10.21    Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10.21 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.21 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 10.21 to constitute, and this Section 10.21 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

(xxiv)    Exhibits “E-1”, “E-2”, “E-3” and “E-4” attached hereto are hereby added in place of the existing Exhibit “E” attached to the Credit Agreement. Exhibit “F” attached hereto is hereby added as a new Exhibit “F” to the Credit Agreement.

2.    Amounts Outstanding. There is, as of October ___, 2014, due and owing on the Credit Facility the principal amount of $___________________, consisting of (i) Committed Loans in the aggregate principal amount of $__________________, and (ii) issued and outstanding Letters of Credit in the aggregate stated amount of $__________________, in the case of each of the foregoing together with unpaid accrued interest, fees, costs and expenses due and owing to the Lenders under the Credit Agreement, all without offset, defense or counterclaim, all of which are hereby expressly waived by the Borrower and the Guarantors as of the date hereof. As of such date, there were no amounts due and owing to the Lenders in connection with any unreimbursed draws on any Letter of Credit.

3.    Amendments to all Loan Documents. The Guaranties and each of the other Loan Documents are hereby amended and modified as follows:

(i)    Any and all references contained therein to the aggregate maximum amount of the Credit Facility shall be deemed to refer to such aggregate maximum principal amount in the increased amount of US$175,000,000.00.

(ii)    Any and all references contained therein to the Credit Agreement and/or any of the other Loan Documents shall be deemed to refer to the Credit Agreement or such other Loan Document, as amended and modified up through and including this Third Amendment.

4.    Further Agreements and Representations. The Borrower and the Guarantors do hereby: (i) ratify, confirm and acknowledge that, as amended and modified up through and including this Third

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Amendment, the Credit Agreement, the Guaranties, and all of the other Loan Documents continue to be valid, binding and in full force and effect; (ii) acknowledge and agree that, as of the date hereof, none of the Borrower or any of the Guarantors has any defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Administrative Agent or any Lender or the enforcement of any of the terms of the Credit Agreement, the Guaranties and/or any of the other Loan Documents; (iii) acknowledge and agree that all representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the Guaranties, and the other Loan Documents are true, accurate and correct as of the date hereof as if made on and as of the date hereof, except to the extent any such representation or warranty is by its terms limited to a certain date or dates in which case it remains true, accurate and correct as of such date or dates, and that, none of the corporate governing documents of the Borrower or the Guarantors have been amended, modified or supplemented since the date of the execution and delivery of the Original Credit Agreement; and (iv) represent and warrant that the Borrower and the Guarantors have taken all necessary action required by law and by their respective corporate governing documents to execute and deliver this Third Amendment and that such execution and delivery constitutes the legal and validly binding action of such entities.

5.    No Novation. It is the intention of the parties hereto that this Third Amendment shall not constitute a novation.

6.    Additional Documents; Further Assurances. The Borrower and the Guarantors hereby covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, contemporaneously herewith, at their sole cost and expense, any other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Administrative Agent or any Lender may reasonably request in connection with the matters or actions described herein. The Borrower and the Guarantors hereby further covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to use reasonable efforts to cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, at the sole cost and expense of the Borrower and the Guarantors, from time to time, any and all other documents, agreements, statements, certificates and information as the Administrative Agent or any Lender shall reasonably request to evidence or effect the terms of the Credit Agreement, the Guaranties, and/or any of the other Loan Documents. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Administrative Agent and the Lenders.

7.    Waiver, Release and Indemnification by the Borrower and the Guarantors. To induce the Administrative Agent and the Lenders to enter into this Third Amendment, the Borrower and the Guarantors, and any person or entity claiming by or through any or all of them, each waives and releases and forever discharges the Administrative Agent and the Lenders and their respective officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (hereinafter collectively referred to as the “Releasees”) from any liability, damage (whether direct or indirect, consequential, special, exemplary, or punitive), claim (including, without limitation, any claim for contribution or indemnity), loss or expense of any kind, in each case whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, that it may have against any Releasee arising from the beginning of time to the date hereof arising out of or relating to the Credit Facility, other than those arising from the Releasees own gross negligence or willful misconduct. The Borrower and the Guarantors each further agrees to indemnify and hold the Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Administrative Agent or any Lender on account of any claims of third parties arising out of or relating to the Credit Facility. The Borrower and the Guarantors each further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

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8.    Status of Parties. The relationship between the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of administrative agent and lenders, on the one hand, and borrower, on the other hand. Neither the Administrative Agent nor the Lenders have any fiduciary or other special relationship with or duty to the Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, or in any way make the Administrative Agent or any Lender a co-principal with the Borrower. In no event shall the Administrative Agent’s or any Lender’s rights and interests under the Loan Documents be construed to give the Administrative Agent or any Lender the right to control, or be deemed to indicate that the Administrative Agent or any Lender is in control of, the business, properties, management or operations of the Borrower.

9.    Fees, Costs, Expenses and Expenditures. The Borrower shall pay all of the Administrative Agent’s and the Lenders’ reasonable costs and expenses in connection with this Third Amendment, including, without limitation, the reasonable fees and disbursements of the Administrative Agent’s and the Lenders’ legal counsel.

10.    No Waiver. Nothing contained in this Third Amendment constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Loan Documents, as amended and modified hereby, and nothing contained herein constitutes a waiver or release by the Administrative Agent or any Lender of any rights or remedies available to the Administrative Agent or any Lender under the Loan Documents, as amended and modified hereby, at law or in equity.

11.    Inconsistencies. To the extent of any inconsistency between the terms, conditions, and provisions of this Third Amendment and the terms, conditions, and provisions of the Credit Agreement, the Guaranties, and all other Loan Documents, the terms, conditions, and provisions of this Third Amendment shall govern and control. All terms, conditions, and provisions of the Credit Agreement, the Guaranties, and all other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each party hereto.

12.    Binding Effect; Governing Law. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

13.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 13.

14.    Headings. The headings of the Articles, Sections, paragraphs and clauses of this Third Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Third Amendment.

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15.    Counterparts. This Third Amendment may be executed in any number of counterparts, all of which, when taken together, shall be deemed one and the same instrument. This Third Amendment may be delivered by the exchange of signed signature pages by facsimile transmission or by e-mail, and any printed or copied version of any signature page so delivered will have the same force and effect as an original signed signature page.

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IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, and the administrative Agent have duly executed and delivered this Third Amendment, all as of the day and year first written above.

BORROWER:

MISTRAS GROUP, INC., a Delaware corporation

By:_______________________________
Jonathan Wolk
Executive Vice President,
Chief Financial Officer and Treasurer

GUARANTORS:

VIRTUAL MEDIA INTEGRATION, LTD., a Delaware corporation

By: ______________________________
Jonathan Wolk
Vice President and Treasurer

QUALITY SERVICES LABORATORIES, INC., a Delaware corporation

By: ______________________________
Jonathan Wolk
Vice President and Treasurer

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LENDERS:

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:
David J. Bardwil
Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

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KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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TD BANK, N.A., as a Lender

By:
Name:
Title:

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as the Administrative Agent

By:___________________________
Name:
Title:

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SCHEDULE 1

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$60,000,000.00	34.285714290%
JPMorgan Chase Bank, N.A.	$60,000,000.00	34.285714290%
KeyBank, National Association	$35,000,000.00	20.000000000%
TD Bank, N.A.	$20,000,000.00	11.428571430%
Total	$175,000,000.00	100.000000000%

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EXHIBIT “E-1”

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of December 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Mistras Group, Inc., a Delaware corporation, as Borrower (hereinafter referred to as the “Borrower”), and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

[THIRD AMENDMENT AGREEMENT
(MISTRAS GROUP, INC.)]
US_ACTIVE-119613345.4-CJMAURER

EXHIBIT “E-2”

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of December 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Mistras Group, Inc., a Delaware corporation, as Borrower (hereinafter referred to as the “Borrower”), and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

[THIRD AMENDMENT AGREEMENT
(MISTRAS GROUP, INC.)]
US_ACTIVE-119613345.4-CJMAURER

EXHIBIT “E-3”

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of December 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Mistras Group, Inc., a Delaware corporation, as Borrower (hereinafter referred to as the “Borrower”), and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

EXHIBIT “E-4”

[THIRD AMENDMENT AGREEMENT
(MISTRAS GROUP, INC.)]
US_ACTIVE-119613345.4-CJMAURER

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of December 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Mistras Group, Inc., a Delaware corporation, as Borrower (hereinafter referred to as the “Borrower”), and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By: _______________________
Name: ________________________
Title: ________________________
Date: ________ __, 20[ ]

EXHIBIT “F”

[THIRD AMENDMENT AGREEMENT
(MISTRAS GROUP, INC.)]
US_ACTIVE-119613345.4-CJMAURER

FORM OF
NOTICE OF LOAN PREPAYMENT

TO:        Bank of America, N.A., as Administrative Agent

RE:
Third Amended and Restated Credit Agreement dated as of December 21, 2011, among Mistras Group, Inc., as Borrower, the Lenders and Bank of America, N.A., as Administrative Agent and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:        __________________, 20___

The Borrower hereby notifies the Administrative Agent that on _____________ pursuant to the terms of Section 2.05 (Prepayments) of the Credit Agreement, the Borrower intend to prepay/repay the following Loans as more specifically set forth below:

Optional prepayment of Committed Loans in the following amount(s):

Eurocurrency Rate Loans: $
Applicable Interest Period:

Base Rate Loans: $

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

BORROWER:

MISTRAS GROUP, INC.

By: __________________________
Name:
Title:

[THIRD AMENDMENT AGREEMENT
(MISTRAS GROUP, INC.)]
US_ACTIVE-119613345.4-CJMAURER